                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               USWEB CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                         [LOGO OF USWEB APPEARS HERE]

                   Notice of Annual Meeting of Stockholders
                            To Be Held June 9, 1999

  The Annual Meeting of Stockholders of USWeb Corporation, a Delaware corporation (the "Company" or "USWeb/CKS"), will be held on Wednesday, June 9, at 9:00 a.m., local time, at the Company's offices at 2880 Lakeside Drive, Santa Clara, California 95054 (telephone (408) 987-3200), for the following purposes:

  1. To elect seven directors to serve for the following year and until their successors are duly appointed;

  2. To consider and vote to approve an amendment to the Company's 1996 Equity Compensation Plan to increase the number of shares reserved for issuance thereunder by 7,500,000 shares (without giving effect to the annual increases).

  3. To consider and vote to approve an amendment to the Company's 1997 Acquisition Stock Option Plan to increase the number of shares reserved for issuance thereunder by 5,000,000 shares (without giving effect to the annual increases).

  4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of the Company for the fiscal year ending December 31, 1999.

  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on April 16, 1999 as the record date for the determination of stockholders entitled to vote at this meeting. Only stockholders of record at the close of business on April 16, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  All stockholders are invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. You may revoke your proxy at any time before it has been voted, and if you attend the meeting you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                          Sincerely,
                                          /s/ Robert Shaw
                                          Robert Shaw
                                          Chief Executive Officer

Santa Clara, California
May 5, 1999.


                            YOUR VOTE IS IMPORTANT.

 IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               USWEB CORPORATION
                        2880 LAKESIDE DRIVE, SUITE 300
                         SANTA CLARA, CALIFORNIA 95054

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed proxy is solicited on behalf of USWeb Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held Wednesday, June 9, 1999 at 9:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's offices at 2880 Lakeside Drive, Santa Clara, California 95054. The Company's telephone number is (408) 987-3200.

  These proxy solicitation materials and the Annual Report for the year ended December 31, 1998 were mailed on or about May 5, 1999 to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

  Only stockholders of record at the close of business on April 16, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has one series of Common Stock outstanding, designated Common Stock, $0.001 par value. At the Record Date, 74,762,027 shares of the Company's Common Stock were outstanding and held by approximately 870 stockholders of record.

  The following table sets forth certain information with respect to the beneficial ownership of the USWeb/CKS Common Stock as of April 16, 1999 for
(i) each person or entity who is known by USWeb/CKS to own beneficially more than 5% of the outstanding USWeb/CKS Common stock, (ii) each of USWeb/CKS's directors, (iii) each USWeb/CKS Named Executive Officer and (iv) all directors and executive officers of USWeb as a group:

Directors, USWeb/CKS Named Executive Officers, 5%     Number of    Percent of
Stockholders                                            Shares       Shares
and USWeb/CKS Executive Officers and Directors as a  Beneficially Beneficially
Group                                                  Owned (1)    Owned (1)
---------------------------------------------------  ------------ ------------
SOFTVEN No. 2 Investment Enterprise Partnership.....  5,253,324       7.0%
 24-1 Nihonbashi-Hakozakicho
 Chuo-Ku
 Tokyo, 103 Japan
Gary Rieschel (2)...................................  5,253,324       7.0
Mark Kvamme (3).....................................  2,333,005       3.1
Thomas Suiter (4)...................................  1,712,752       2.3
Robert Hoff (5).....................................  1,479,934       2.0
Robert Shaw (6).....................................  1,200,000       1.6
Joe Firmage (7).....................................    816,866       1.1
Tobin Corey (8).....................................    597,772        *
Sheldon Laube (9)...................................    363,397        *
Kurt Garbe (10).....................................    248,133        *
Bob Wise (11).......................................    231,247        *
Joseph Marengi (12).................................     30,000        *
Klaus Schwab (13)...................................     25,000        *
All executive officers and directors as a group (9
 persons) (14)

--------
*  less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 16, 1999 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and as provided by applicable community property laws, each stockholder named in the table above has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.
 (2) Consists of 5,253,324 shares of USWeb/CKS Common Stock held by SOFTVEN No. 2 Investment Enterprise Partnership. Gary Rieschel, Executive Managing Director of SOFTBANK Holdings, an affiliate of SOFTVEN No. 2 Investment Enterprise Partnership, served on the USWeb Board at the Record Date. Mr. Rieschel disclaims beneficial ownership of such shares.
 (3) Includes options to purchase 60,000 shares of USWeb/CKS Common Stock which are exercisable within 60 days.
 (4) Includes options to purchase 45,000 shares of USWeb/CKS Common Stock which are exercisable within 60 days.
 (5) Includes warrants to purchase 12,077 shares held by Crosspoint Venture Partners. Mr. Hoff is a general partner of Crosspoint Venture Partners. Mr. Hoff disclaims beneficial ownership of all such shares.
 (6) Represents options exercisable within 60 days for 1,200,000 shares of USWeb/CKS Common Stock, which if exercised before being fully vested, are subject to repurchase by USWeb/CKS.
 (7) Includes 105,000 shares representing options exercisable for USWeb/CKS Common Stock within 60 days, 49,583 of which, if exercised before being fully vested, are subject to repurchase by USWeb/CKS.
 (8) Includes 105,000 shares representing options exercisable for USWeb/CKS Common Stock within 60 days, 49,583 of which, if exercised before being fully vested, are subject to repurchase by USWeb/CKS.
 (9) Includes 30,000 shares representing options exercisable for USWeb/CKS Common Stock within 60 days, 14,167 of which, if exercised before being fully vested, are subject to repurchase by USWeb/CKS.
(10) Includes 244,800 shares representing options exercisable for USWeb/CKS Common Stock within 60 days, 171,646 of which, if exercised before being fully vested, are subject to repurchase by USWeb/CKS.
(11) Includes 227,056 shares representing options exercisable for USWeb/CKS Common Stock within 60 days, 162,516 of which, if exercised before being fully vested, are subject to repurchase by USWeb/CKS.
(12) Represents options exercisable within 60 days for 30,000 shares of USWeb/CKS Common Stock, which if exercised before being fully vested, are subject to repurchase by USWeb/CKS.
(13) Represents options exercisable within 60 days for 25,000 shares of USWeb/CKS Common Stock, which if exercised before being fully vested, are subject to repurchase by USWeb/CKS.
(14) See notes (2)-(13) above.

Revocability of Proxies

  The enclosed Proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date. If a person who has executed and returned a Proxy is present at the Annual Meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her Proxy. This Proxy Statement and form of proxy were first sent or given to stockholders on or about May 5, 1999 together with the Notice of Annual Meeting of Stockholders.

Voting and Solicitation

  On all matters each share has one vote. This solicitation is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners in accordance with applicable regulations. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, electronic mail or facsimile.

  Every stockholder voting for the election of directors is entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

Quorum; Abstentions; Broker Non-votes

  The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

  While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of Votes Cast with respect to a particular matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Because directors are elected by a plurality vote, however, abstentions in the election of directors have no import once a quorum exists. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Deadline For Receipt of Stockholder Proposals

  Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 annual meeting of stockholders must be received by the Company no later than January 5, 2000 in order to be considered for possible inclusion in the Company's proxy statement and form of proxy relating to that meeting.

  Pursuant to Rule 14a-4 under the Exchange Act, proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2000 annual meeting of stockholders and that are not eligible for inclusion in the proxy statement and form of proxy relating to that meeting must be received by the Company no later than March 21, 2000. If such stockholders fail to comply with the foregoing notice provision, then the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2000 annual meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  At the Annual Meeting, a Board of seven directors is to be elected. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's seven nominees named below, all of whom are currently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

Vote Required; Recommendation of the Board

  If a quorum is present and voting, the seven nominees for director receiving the highest number of votes shall be elected as directors. Votes withheld from any nominee are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE COMPANY'S NOMINEES FOR DIRECTOR.

Nominees

  The nominees, and certain information about them as of the Record Date, are set forth below:

                                                                     Director
           Name of Nominee             Age        Positions            Since
           ---------------             ---        ---------          --------
Mark Kvamme...........................  38 Chairman of the Board   December 1998
Robert Shaw...........................  51 Chief Executive Officer November 1998
Tobin Corey...........................  37 President               April 1998
Robert Hoff (1) (2)...................  46 Director                February 1996
Joseph Marengi........................  45 Director                August 1998
Peter Sealey..........................  58 Director                April 1999
Klaus Schwab..........................  61 Director                June 1998

--------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

  Mr. Mark Kvamme became Chairman of the Board and a director of USWeb/CKS upon consummation of the USWeb-CKS merger in December 1998. In 1989, Mr. Kvamme became a Partner in CKS Group and from 1991 until December 1998 served as the Chairman of its Board of Directors and Chief Executive Officer. Prior to joining CKS Group, Mr. Kvamme held management and marketing positions at Wyse Technology, a terminal and personal computer manufacturer, International Solutions, Inc., a computer products distributor, and Apple Computer, a personal computer manufacturer. Mr. Kvamme also serves as a director of Macromedia, Inc.

  Mr. Robert Shaw joined USWeb in November 1998 as Chief Executive Officer and a director. Prior to joining USWeb, Mr. Shaw served as Executive Vice President of Worldwide Consulting Services and Vertical Markets of Oracle Corporation since February 1997, and Senior Vice President of Worldwide Applications and Services of Oracle Corporation from August 1995 to January 1997. From June 1992 to July 1995, Mr. Shaw served as Senior Vice President of Global Services of Oracle Corporation. Prior to joining Oracle Corporation, Mr. Shaw served as a Vice President of the West Coast Information Systems Group of Booz-Allen & Hamilton from June 1989 to June 1992.

  Mr. Tobin Corey co-founded the Company in December 1995 and has served as its President since June 1996 and as a Director since April 1998. Prior to June 1996, Mr. Corey served as its Executive Vice President, Marketing. From 1994 to December 1995, Mr. Corey served as Vice President of Marketing for the NetWare Products Division of Novell. From 1991 through 1994, Mr. Corey served as Director of Marketing for the Desktop Division of Novell.

  Mr. Robert Hoff has served as a Director of the Company since February 1996. He has been a general partner of Crosspoint Venture Partners, a private venture capital investment company, since September 1983. Mr. Hoff also serves as a director of Com 21, Inc., Onyx Acceptance Corporation and PairGain Technologies, Inc.

  Mr. Joseph Marengi has served as a Director of USWeb since August 1998. Mr. Marengi currently serves as senior vice president and group general manager for Dell Computer Corporation, a personal computer manufacturer. Prior to joining Dell, Mr. Marengi served as president and chief operating officer for Novell, Inc., a network software company. He joined Novell in 1989 through the acquisition of Excelan.

Prior to serving as president and chief operating officer, Mr. Marengi served in several positions including executive vice president of worldwide sales and field operations. As executive vice president, he was responsible for setting up the major account, licensing and consulting programs, and for overseeing the company's international expansion.

  Mr. Peter Sealey was appointed a Director of USWeb/CKS in April 1999. He is an Adjunct Professor of Marketing at the Haas School of Business of the University of California at Berkeley where he also serves as Co-Director of the Center for Marketing and Technology. He is also a management consultant, serving primarily technology-oriented companies. Mr. Sealey was employed by the Coca-Cola Company for 24 years, where he held a series of senior management positions, including Senior Vice President, Global Marketing. He is a member of The Academy of Motion Picture Arts and Sciences and a director of CyberGold Inc., Round Table Pizza, Inc., Encanto Networks, Inc. and Autoweb.com, Inc.

  Mr. Klaus Schwab has served as a Director of USWeb since June 1998. Mr. Schwab is president of the World Economic Forum, an international membership organization integrating leaders from business, government and academia into a partnership with the aim of improving the state of the world. He is a board member of the Earth Council, the Foundation Board of the UNESCO's World Foundation for AIDS Research and Prevention, as well as a member of the Board of Trustees of the Peres Center for Peace. He also served as vice-chairman of the UN Committee for Development Planning. Mr. Schwab has been a professor of Business Policy at the University of Geneva since 1972.

  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named above. In the event that any of the nominees are unable or decline to serve as a director or directors at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy or vacancies. It is not expected that any of the nominees will be unable or will decline to serve as directors. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed above as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders.

Board Meetings and Committees

  During fiscal 1998, the Board of Directors held 13 meetings and had 12 actions by written consent of the Board of Directors. Except for Mr. Marengi, no director attended less than 75% of the meetings of the Board of Directors for which he was eligible. The committees of the Board of Directors include an Audit Committee and a Compensation Committee. There is no nominating committee.

  The Audit Committee, formed in September 1997, met with auditors during fiscal 1998. The Audit Committee, consisting of Mr. Hoff and a recent vacancy the Company intends to fill no later than the first meeting of the Board of Directors following the annual meeting, recommends the selection of independent public accountants to the Board of Directors, reviews the scope and results of the audit and other services provided by the Company's independent accountants, and reviews the Company's accounting practices and its systems of internal accounting controls.

  The Compensation Committee, formed in September 1997, held two meetings during fiscal 1998. The Compensation Committee, consisting of Mr. Hoff and a recent vacancy the Company intends to fill no later than the first meeting of the Board of Directors following the annual meeting, reviews and approves the salaries, bonuses and other compensation payable to the Company's executive officers and administers and makes recommendations concerning the Company's employee benefit plans.

Compensation of Directors

  The Company reimburses its directors for all out-of-pocket expenses incurred in the performance of their duties as directors of the Company. The Company currently does not pay fees to its directors for attendance at meetings. The Company also grants stock options to directors. See "Additional Information Relating to Directors and Officers of the Company--Employee Benefit Plans."

Compensation Committee Interlocks and Insider Participation

  No member of the Compensation Committee of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. There were no transactions between the Company and entities affiliated with members of the Compensation Committee.

                                PROPOSAL NO. 2

                          AMENDMENT TO THE COMPANY'S
                         1996 EQUITY COMPENSATION PLAN

General

  The 1996 Equity Compensation Plan (the "1996 Equity Plan") was adopted by the Board of Directors in October 1996, approved by the stockholders in December 1996 and amended in September 1997, November 1997, and May 1998. The 1996 Equity Plan is a primary means used by the Company to attract and retain skilled employees in a highly competitive industry. Accordingly, the continued use of stock options is a key factor in determining the Company's future success. Replenishing the pool available for grant under the Company's option plans from time-to-time is necessary in order to continue using equity incentives. The 1996 Equity Plan currently reserves for issuance 7,000,000 (including shares already issued or subject to outstanding options) shares of Common Stock plus annual increases (which began October 1998) equal to the lesser of (i) 400,000 shares, (ii) 4% of the total outstanding shares, or
(iii) a lesser amount to be determined by the Board of Directors. As of April 16, 1999, options to purchase 6,087,719 shares were outstanding under the 1996 Equity Plan held by an aggregate of 965 persons at a weighted average exercise price of $20.17 per share and 605,176 shares remained available for future grants (without giving effect to the increase in shares being presented to the stockholders for approval at the Annual Meeting or the annual increases described above). Options for 307,105 shares under the 1996 Equity Plan have been exercised prior to April 16, 1999. The 605,176 remaining shares are not expected to be sufficient to meet the Company's equity incentive needs and, accordingly, this Proposal No. 2 to increase the shares reserved is being presented.

Proposal

  In February 1999, the Board of Directors approved an amendment to the 1996 Equity Plan to increase the number of shares reserved for issuance thereunder by an additional 7,500,000 shares for an aggregate of 14,500,000 shares (without giving effect to the annual increases). The amendment to the 1996 Equity Plan is proposed in order to give the Board of Directors flexibility to grant stock options. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. At present, all newly hired full-time employees are eligible to be granted stock options. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

  At the Annual Meeting, the stockholders are being requested to approve the increase in the number of shares reserved for issuance under the 1996 Equity Plan by 7,500,000 shares (without giving effect to the annual increases).

Required Vote; Recommendation of the Board of Directors

  The affirmative vote of the holders of a majority of the shares represented in person or by proxy and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve and ratify the increase in the number of shares reserved under the 1996 Equity Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

Summary of the 1996 Equity Plan

  The essential features of the 1996 Equity Plan, a copy of which may be obtained from the Company, are outlined below.

  General. The purpose of the 1996 Equity Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1996 Equity Plan. Options granted under the 1996 Equity Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

  Administration. The 1996 Equity Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 1996 Equity Plan.

  Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the 1996 Equity Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

  Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1996 Equity Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 150,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 300,000 shares of Common Stock.

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise of nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) may not be less than 100% of the fair market value of Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

    (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1996 Equity Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

    (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (including death or disability), then all options held by the optionee under the 1996 Equity Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. The 1996 Equity Plan and the option agreement may provide for a longer period of time for the option to be exercised after the optionee's death or disability than for other terminations. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his option at any time before termination.

    (e) Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the 1996 Equity Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1996 Equity Plan as may be determined by the Administrator.

  Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

  Automatic Option Grants to Outside Directors. Generally, each non-employee director will be automatically granted a nonstatutory stock option to purchase 25,000 shares of Common Stock (the "First Option") on the date such person becomes a non-employee director (except those non-employee directors who are also partners or members of any venture capital firm or similar organization which owns securities having more than 4% of the voting power of the Company). Each non-employee director will also be automatically granted a nonstatutory stock option to purchase 7,000 shares of Common Stock (the "Subsequent Option") each year upon such person's reelection to the Board; provided he or she has served on the Board for at least the preceding six (6) months. Non-employee director options have a term of ten (10) years from the date of grant and have an exercise price equal to fair market value on the date of grant. The First Option shall vest as 1/48 of the shares subject to the First Option each month. The Subsequent Option shall vest as to 1/12 of the shares subject to the Subsequent Option each month.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1996 Equity Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1996 Equity Plan, and the exercise price of any such outstanding option or stock purchase right.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date fifteen (15) days prior to the consummation of the liquidation or dissolution.

  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

  Amendment and Termination of the 1996 Equity Plan. The Board may amend, alter, suspend or terminate the 1996 Equity Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1996 Equity Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1996 Equity Plan without the written consent of the optionee. Unless terminated earlier, the 1996 Equity Plan shall terminate in December 2006.

Federal Income Tax Consequences

  Options granted under the Stock Incentive Plan may be either incentive stock options, as defined in Section 422 of the Code, or nonstatutory options.

  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  All of the options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon disposition of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending the holding period.

  Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead the purchaser will recognize ordinary income on the dates when such restricted stock ceases to be subject to a substantial risk of forfeiture. The restricted stock will generally cease to be subject to a substantial risk when it is no longer subject to the Company's right to repurchase such stock upon the purchaser's termination of employment with the Company or upon vesting. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of such stock on the date the stock is no longer subject to a substantial risk of forfeiture.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% Stockholder of the Company.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE STOCK INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE TAX CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

  See the section entitled "Participation" under Proposal No. 3 for additional information regarding the 1996 Equity Plan and related equity compensation actions.

                                PROPOSAL NO. 3

                          AMENDMENT TO THE COMPANY'S
                      1997 ACQUISITION STOCK OPTION PLAN

General

  The 1997 Acquisition Stock Option Plan (the "1997 Acquisition Plan") was adopted by the Board of Directors in February 1997 and was subsequently amended in July 1997, November 1997, and May 1998. The stockholders approved the amended 1997 Acquisition Plan in May 1998. The 1997 Acquisition Plan is a primary means used by the Company to retain skilled employees hired in connection with acquisitions and can be valuable in other situations to further the Company's objectives. Because of the highly competitive nature of the industry of which the Company is a part and the disruptive effects of acquisitions, the Company believes that the granting of stock options is a key factor in determining the Company's future success. The 1997 Acquisition Plan currently reserves for issuance 20,000,000 shares of Common Stock, plus annual increases (which began February 1998) of the lesser of (i) 400,000 shares,
(ii) 4% of the total outstanding shares, or (iii) a lesser amount to be determined by the Board of Directors. As of April 16, 1999, options to purchase 11,685,066 shares were outstanding under the 1997 Acquisition Plan held by an aggregate of 955 persons at a weighted average exercise price of $17.79 per share and 4,399,083 shares remained available for future grants (without giving effect to the increase in shares being presented to the stockholders for approval at the Annual Meeting or the annual increases described above). Options for 3,915,851 shares under the 1997 Acquisition Plan have been exercised prior to April 16, 1999.

Proposal

  In February 1999, the Board approved an amendment to the 1997 Acquisition Plan to increase the number of shares reserved for issuance thereunder by an additional 5,000,000 shares for an aggregate of

25,000,000 shares (without giving effect to the annual increases). The amendment to the 1997 Acquisition Plan is proposed in order to give the Board of Directors flexibility to grant stock options. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of the Company. At present, all newly hired full-time employees are eligible to be granted stock options. The Company believes that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining such key personnel.

  At the Annual Meeting, the stockholders are being requested to approve the increase in the number of shares reserved for issuance under the 1997 Acquisition Plan by 5,000,000 shares.

Vote Required and Recommendation

  The affirmative vote of the holders of a majority of the shares represented in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve and ratify the increase in the number of shares reserved under the 1997 Acquisition Plan.

  The Board of Directors unanimously recommends that stockholders vote "FOR" the amendment to the Company's 1997 Acquisition Stock Option Plan.

Summary of the 1997 Acquisition Plan

  The essential features of the 1997 Acquisition Plan, a copy of which may be obtained from the Company, are outlined below.

  General. The purpose of the 1997 Acquisition Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1997 Acquisition Plan. Options granted under the 1997 Acquisition Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

  Administration. The 1997 Acquisition Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 1997 Acquisition Plan.

  Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the 1997 Acquisition Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

  Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1997 Acquisition Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 150,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 2,000,000 shares of Common Stock.

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise of nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) may not be less than 100% of the fair market value of Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

    (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Acquisition Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

    (c) Term of Option. The term of an option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of such incentive stock option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (including death or disability), then all options held by the optionee under the 1997 Acquisition Plan expire on the earlier of (i) the date set forth in his or her notice of grant (of at least thirty (30) days for termination other than as a result of death or disability) and if no date is set forth in his or her option agreement then for the period of three (3) months following his or her termination or (ii) the expiration date of such option. The 1997 Acquisition Plan and the option agreement may provide for a longer period of time for the option to be exercised after the optionee's death or disability than for other terminations. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his option at any time before termination.

    (e) Nontransferability of Options. Unless otherwise determined by the Administrator, options and stock purchase rights granted under the 1997 Acquisition Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1997 Acquisition Plan as may be determined by the Administrator.

  Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1997 Acquisition Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1997 Acquisition Plan, and the exercise price of any such outstanding option or stock purchase right.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date fifteen (15) days prior to the consummation of the liquidation or dissolution.

  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

  Amendment and Termination of the 1997 Acquisition Plan. The Board may amend, alter, suspend or terminate the 1997 Acquisition Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1997 Acquisition Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1997 Acquisition Plan without the written consent of the optionee. Unless terminated earlier, the 1997 Acquisition Plan shall terminate in February 2007.

Federal Income Tax Consequences

  Options granted under the Stock Incentive Plan may be either incentive stock options, as defined in Section 422 of the Code, or nonstatutory options.

  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  All of the options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon disposition of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending the holding period.

  Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead the purchaser will recognize ordinary income on the dates when such restricted stock ceases to be subject to a substantial risk of forfeiture. The restricted stock will generally cease to be subject to a substantial risk when it is no longer subject to the Company's right to repurchase such stock upon the purchaser's termination of employment with the Company or upon vesting. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of such stock on the date the stock is no longer subject to a substantial risk of forfeiture.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% Stockholder of the Company.

  The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and the Company with respect to the shares purchased under the stock incentive plan. It does not purport to be complete, and reference should be made to the applicable provisions of the tax code. In addition, this summary does not discuss the tax consequences of the employee's or consultant's death or the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Participation

  The Company is unable to predict the amount of benefits that will be received or allocated to any particular participant under the 1996 Equity Plan and the 1997 Acquisition Plan. The following table sets forth the dollar amount and the number of shares that were granted and/or allowed under the 1996 Equity Plan and the 1997 Acquisition Plan during the fiscal year ended December 31, 1998 to (i) each of the Company's Named Executive Officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees other than executive officers as a group.

                                    1996 Equity Plan      1997 Acquisition Plan
                                ------------------------- ---------------------
                                 Shares                    Shares     Dollar
                                 Subject                   Subject   Value of
                                   to     Dollar Value of    to       Option
                                 Options      Option       Options  Grants (1)
      Name and Position          Granted  Grants (1)  ($)  Granted      ($)
      -----------------         --------- --------------- --------- -----------
Mark Kvamme ..................        --           --           --          --
 Chairman of the Board
Robert Shaw...................        --           --           --          --
 Chief Executive Officer
Tobin Corey...................        --           --           --          --
 President
Sheldon Laube.................        --           --           --          --
 Executive Vice President and
 Chief
 Technology Officer
Joe Firmage...................        --           --           --          --
 Chief Strategist
Thomas Suiter.................        --           --           --          --
 Chief Creative Officer
Kurt Garbe....................     58,333      561,455          --          --
 Executive Vice President,
 Field Operations
Bob Wise......................     58,333      561,455          --          --
 Vice President, Strategic
 Alliances
All current executive officers
 as a group
 (5 persons)..................    446,666    6,093,685          --          --
All current non-executive
directors as a
group (4 persons) (2).........        --           --           --          --
All other employees (excluding
 current
 executive officers) as a
 group........................  2,792,115   50,422,228    6,341,031 120,101,478

--------
(1) The dollar value of the option grants under the 1996 Equity Plan and the 1997 Acquisition Plan was computed by multiplying the number of shares subject to the option times the exercise price of the option. All options granted under the 1996 Equity Plan and the 1997 Acquisition Plan were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.
(2) Reflects the number of options that were granted to the current directors who were not executive officers for the Company during fiscal year 1998.

Other Equity Incentive Grants

  The Company also grants from time-to-time additional non-statutory stock options outside of the 1996 Equity Plan and 1997 Acquisition Plan. These grants do not require stockholder approval or have the potential tax advantages of incentive stock options granted under those Plans but are an important means of attracting, motivating and retaining talented employees. During the fiscal year ended December 31, 1998, the Company granted non-statutory stock options for an aggregate of 6,275,588 shares to employees of the Company, including grants of options for up to 1,200,000 shares to its CEO, Robert Shaw, and 300,000 shares to its CFO, Carolyn Aver. See "Option Grants and Exercises in Last Fiscal Year" below.

                                  PROPOSAL 4

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1999. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the selection of independent accountants will be reconsidered by the Board of Directors. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 1999 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                      ADDITIONAL INFORMATION RELATING TO
                     DIRECTORS AND OFFICERS OF THE COMPANY

Executive Compensation

  The following table sets forth information concerning the compensation paid by the Company during the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 to all individuals who served as the Company's Chief Executive Officer during fiscal 1998, each of the Company's four other highest-paid individuals serving as executive officers at the end of fiscal 1998 and two additional individuals who were not serving as executive officers at the end of fiscal 1998 (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                      Long-Term
                                                     Compensation
                              Annual Compensation       Awards
                              ---------------------- ------------
                                                      Securities
   Name and Principal                                 Underlying  Other Annual   All Other
        Position         Year Salary ($)   Bonus ($) Options (#)  Compensation  Compensation
   ------------------    ---- ----------   --------- -----------  ------------  ------------
Mark Kvamme (1) ........ 1998  $   --       $   --          --      $   --        $   --
 Chairman of the Board
Robert Shaw ............ 1998  111,284(2)   200,000   1,200,000         --            110(3)
 Chief Executive Officer
 and Director
Tobin Corey ............ 1998  216,146          --          --          --            597(3)
 President and Chief     1997  200,000          --      105,000         --        139,230(4)
 Operating Officer       1996  197,307(5)     5,582         --       48,787(6)        193(3)
Sheldon Laube........... 1998  259,992      100,000         --          --            733(3)
 Executive Vice
 President               1997  259,992      100,000      30,000         --            816(3)
 and Chief Technology    1996  241,886(5)   100,000         --          --            508(3)
 Officer
Joe Firmage............. 1998  216,146          --          --          --            597(3)
 CEO/Chief Strategist    1997  200,000          --      105,000          --           168(3)
                         1996  200,000          --          --      115,216(6)        140(3)
Thomas Suiter (7)....... 1998      --           --          --          --            --
 Chief Creative Officer
Kurt Garbe.............. 1998  200,000       65,938      58,333         --            564(3)
 Executive Vice
  President,             1997   35,102(8)       --          --          --            --
 Field Operations
Bob Wise................ 1998  225,000       65,938      58,333         --            635(3)
 Vice President,
  Strategic              1997   41,990(8)       --          --          --            --
 Alliances

--------
(1) Mr. Kvamme became Chairman of the Board and a director of USWeb/CKS upon consummation of the USWeb-CKS merger in December 1998. Mr. Kvamme received a total of approximately $262,000 in compensation for the 1998 calendar year from CKS Group, Inc. (CKS Group), which primarily consists of $250,000 in salary and $12,000 for automobile expense reimbursement. Also, CKS Group paid $118 in life insurance premiums on behalf of Mr. Kvamme during the 1998 calendar year.
(2) The annual base salary for Mr. Shaw is $700,000. The figures listed represent payment for actual employment during 1998.

(3) Consists of life insurance premiums paid on behalf of the individual.
(4) Consists of $230 in life insurance premiums paid on behalf of Mr. Corey and $139,000 of loan forgiveness.
(5) The figures listed represent payment for actual employment during 1996, which was slightly less than 12 months.
(6) Consists of payments made in reimbursement for relocation expenses.
(7) Mr. Suiter became the Chief Creative Officer of USWeb/CKS upon consummation of the USWeb-CKS merger in December 1998. Mr. Suiter received a total of approximately $252,000 in compensation for the 1998 calendar year from CKS Group, which primarily consists of $240,000 in salary and $12,000 for automobile expense reimbursement. Also, CKS Group paid $118 in life insurance premiums on behalf of Mr. Suiter during the 1998 calendar year.
(8) The figures listed represent payment for actual employment during 1997.

Option Grants and Exercises in Last Fiscal Year

  The following table sets forth the stock options granted during the fiscal year ended December 31, 1998 to each of the Named Executive Officers:

                                        Individual Grants
                         -------------------------------------------------  Potential Realizable
                                       % of Total                             Value at Assumed
                          Number of     Options                            Annual Rates of Stock
                         Securities    Granted to                          Price Appreciation for
                         Underlying    Employees                              Option Terms (2)
                           Options     in Fiscal    Exercise    Expiration ----------------------
          Name           Granted (#)    Year(1)   Price ($/Sh.)    Date      5% ($)     10% ($)
          ----           -----------   ---------- ------------- ---------- ---------- -----------
Mark Kvamme.............        --         --           --            --          --          --
Robert Shaw.............  1,200,000(3)    11.1%      $10.00      11/05/08  $7,546,736 $19,124,910
Tobin Corey.............        --         --           --            --          --          --
Sheldon Laube...........        --         --           --            --          --          --
Joseph Firmage..........        --         --           --            --          --          --
Thomas Suiter...........        --         --           --            --          --          --
Kurt Garbe..............     58,333(4)     0.5%        9.63      10/08/08     353,280     895,280
Bob Wise................     58,333(4)     0.5%        9.63      10/08/08     353,280     895,280

--------
(1) Based on options to purchase an aggregate of 10,779,812 shares granted to employees. The total includes options granted under the 1996 Equity Plan, the 1997 Acquisition Plan and options for 1,200,000 shares granted to Robert Shaw during fiscal 1998.
(2) Potential realizable value is based on an assumption that the stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on requirements promulgated by the SEC and do not reflect the Company's estimate of its future stock price.
(3) The option for 1,200,000 shares granted to Mr. Shaw becomes exercisable as to 25% of the shares subject to the option one year after commencement of his employment with USWeb and as to 1/48th of the shares subject to the option each month thereafter until vested in full.
(4) These options were granted under the 1996 Equity Plan. Options granted under the 1996 Equity Plan generally have a ten-year term and become exercisable in annual 25% increments commencing on the first anniversary of the original grant date, with full exercisability occurring on the fourth anniversary date. The per share exercise price is the estimated fair market value of the Company's Common Stock on the date of grant. The 1996 Equity Plan provides for the acceleration of vesting of all outstanding options (such that they become exercisable in full) in the event of a merger or sale of substantially all of the assets of the Company where outstanding options are not assumed by the successor corporation.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-end Values

  The following table sets forth, for each of the Named Executive Officers, information with respect to stock options exercised during the fiscal year ended December 31, 1998 and stock options held at fiscal year end:

                                                            Number of Securities
                                                                 Underlying           Value of Unexercised
                                                             Unexercised Options     In-The-Money Options at
                                                           at Fiscal Year End (#)    Fiscal Year End ($) (2)
                         Shares Acquired      Value       ------------------------- -------------------------
          Name           on Exercise (#) Realized ($) (1) Exercisable Unexercisable Exercisable Unexercisable
          ----           --------------- ---------------- ----------- ------------- ----------- -------------
Mark Kvamme.............        --               --         60,000        187,500    $ 507,498   $ 3,249,994
Robert Shaw.............        --               --            --       1,200,000          --     19,650,000
Tobin Corey.............        --               --         37,917         67,083      630,403     1,115,255
Sheldon Laube...........        --               --         10,833         19,167      180,099       318,651
Joseph Firmage..........        --               --         37,917         67,083      630,370     1,115,255
Thomas Suiter...........        --               --         45,000        150,000      380,624     2,599,995
Kurt Garbe..............      4,100           90,713        55,013        190,887      918,505     3,220,632
Bob Wise................      4,637           97,377        48,081        180,615      813,409     3,052,204

--------
(1) Market value of underlying securities on the exercise date minus the exercise price.
(2) Market value of underlying securities at December 31, 1998 minus the exercise price.

Employee Benefit Plans

1996 Stock Option Plan

  The Company's 1996 Stock Option Plan (the "1996 Plan") was adopted by the Board of Directors in December 1995 and approved by the stockholders in December 1996. The 1996 Plan will terminate in December 2005 unless terminated earlier by the Board of Directors. The 1996 Plan provides for grants of options to employees and consultants (including officers and directors) of the Company and its subsidiaries. A total of 600,000 shares of Common Stock were reserved for issuance pursuant to the 1996 Plan. The 1996 Plan may be administered by the Board of Directors or by a committee appointed by the Board, in a manner that satisfies the legal requirements relating to the administration of stock plans under all applicable laws (the "Administrator"). The 1996 Plan is currently administered by the Board of Directors. The Company does not intend to issue any additional options under the 1996 Plan.

  The exercise price of options granted under the 1996 Plan is determined by the Administrator. With respect to incentive stock options granted under the 1996 Plan, the exercise price must be at least equal to the fair market value per share of the Common Stock on the date of grant, and the exercise price of any incentive stock option granted to a participant who owns more than 10% of the voting power of all classes of the Company's outstanding capital stock must be equal to at least 110% of fair market value of the Common Stock on the date of grant. The maximum term of an option granted under the 1996 Plan may not exceed ten (10) years from the date of grant (five (5) years in the case of a participant who owns more that 10% of the voting power of all classes of the Company's outstanding capital stock). In the event of termination of an optionee's employment or consulting arrangement, an option may only be exercised, to the extent vested as of the date of termination, for a period not to exceed ninety (90) days (twelve (12) months, in the case of termination as a result of death or disability) following the date of termination. Options granted under the 1996 Plan are not generally transferable by the optionee, and may be exercised during the life of the optionee only by the optionee.

  The 1996 Plan provides that in the event of a merger of the Company with or into another corporation, or a sale of substantially all of the Company's assets, each option shall be assumed or an equivalent option substituted for by the successor corporation. If the outstanding options are not assumed or substituted for by the successor corporation, the optionee shall have the right to exercise the option as to all of the optioned stock,including shares as to which it would not otherwise be exercisable. If an option becomes exercisable in event of a merger or sale of assets, the Administrator shall notify the optionee that the option shall be fully exercisable for a period of fifteen
(15) days from the date of such notice, and the option will terminate upon the expiration of such period.

  The 1996 Plan provides that in the event of a proposed dissolution or liquidation, the Administrator may provide for the optionee to have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If the Administrator makes an option exercisable in full in the event of a proposed dissolution or liquidation, the Administrator shall notify the optionee that the option shall be fully exercisable until ten (10) days prior to such transaction. To the extent the option has not been exercised, such option will terminate immediately prior to the consummation of such proposed action.

  As of April 16, 1999, the Company had outstanding options to purchase 15,852 shares of Common Stock under the 1996 Plan held by an aggregate of nine (9) persons at a weighted average exercise price of $0.8025 per share. As of April 16, 1999, options to purchase an aggregate of 392,030 shares of Common Stock under the 1996 Plan had been exercised.

Affiliate Warrant Program

  In June 1996, the Company established the Affiliate Warrant Program (the "Program") with the intent of attracting new Affiliates and to create performance incentives for such Affiliates. Under the Program, each Affiliate that signed an Affiliate agreement on or before March 31, 1997 was granted a warrant to purchase shares of the Company's Common Stock upon execution of the Affiliate agreement and earns additional warrants to purchase shares of Common Stock at the rate of one share of Common Stock per $50 of Affiliate adjusted gross revenue, as defined. The exercise price of all warrants issued and issuable to an individual Affiliate was set at the time of signing of the Affiliate agreement. Warrants vest 25% after one (1) year and then ratably each month over the following 36-month period. Warrants are exercisable for a maximum period of five (5) years from the effective date of the Affiliate agreement. Warrants may not be exercised prior to the earlier of the closing of this offering or any acquisition of the Company. A total of 333,333 shares of Common Stock have been reserved for issuance under the Program, and the Company does not intend to increase this amount. As of April 16, 1999, the Company had issued warrants under the program to purchase an aggregate of 240,839 shares of Common Stock at a weighted average exercise price of $2.30 per share.

1997 Employee Stock Purchase Plan

  The Company's 1997 Employee Stock Purchase Plan (the "ESPP") was adopted by the Board of Directors in September 1997 and amended in May 1998. A total of 3,000,000 shares of Common Stock has been reserved for issuance under the ESPP, plus annual increases (which began in September 1998) equal to the lesser of (i) 50,000 shares, (ii) 4% of the outstanding shares on such date or
(iii) a lesser amount determined by the Board of Directors.

  The ESPP, which is intended to qualify under Section 423 of the Code, contains consecutive, overlapping, 24-month offering periods. Each offering period includes four (4) six-month purchase periods. The offering periods generally start on the first trading day on or after May 1 and November 1 of each year, except for the first such offering period which commenced on December 5, 1997 and ends on the last trading day on or before October 31, 1998.

  Employees are eligible to participate if they are customarily employed by USWeb/CKS or any participating subsidiary for at least twenty (20) hours per week and more than five (5) months in any calendar year. However, no employee may be granted an option to purchase under the ESPP who (i) immediately after grant owns stock possessing 5% or holds equivalent outstanding options or more of the total combined voting power or value of all classes of the capital stock of USWeb/CKS, or (ii) whose rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock for each calendar year. The ESPP permits participants to purchase Common Stock through payroll deductions of up to 15% of the participant's "compensation." Compensation is defined as the participant's base straight time gross earnings, overtime and commissions but excludes payments for shift premium, incentive compensation, incentive payments, bonuses and other compensation. The maximum number of shares a participant may purchase during a single purchase period is 2,500 shares.

  Amounts deducted and accumulated by the participant are used to purchase shares of Common Stock at the end of each purchase period. The price of stock purchased under the ESPP is 85% of the lower of the fair market value of the Common Stock at the beginning of the offering period or at the end of the purchase period. In the event the fair market value at the end of a purchase period is less than the fair market value at the beginning of the offering period, the participants will be withdrawn from the current offering period following exercise and automatically re-enrolled in a new offering period. The new offering period will use the lower fair market value as of the first date of the new offering period to determine the purchase price for future purchase periods. Participants may end their participation at any time during an offering period, and they will be paid their payroll deductions to date. Participation ends automatically upon termination of employment with USWeb/CKS.

  Rights granted under the ESPP are generally not transferable by a participant unless otherwise provided under the ESPP. The ESPP provides that, in the event of a merger of USWeb/CKS with or into another corporation or a sale of substantially all of USWeb/CKS's assets, each outstanding option may be assumed or substituted for by the successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set. The ESPP will terminate by its own terms in September 2007. The Board of Directors has the authority to amend or terminate the ESPP, except that no such action may adversely affect any outstanding rights to purchase stock under the ESPP.

Other Employee Benefit Plans

  The Company's other employee benefit plans include the 1996 Equity Compensation Plan and the 1997 Acquisition Stock Option Plan. For a description of the 1996 Equity Compensation Plan and the 1997 Acquisition Stock Plan see, "Proposal No. 2" and "Proposal No. 3," respectively. Copies of the 1996 Equity Compensation Plan and 1997 Acquisition Stock Option Plan may be obtained from the Company. The 1996 Equity Compensation Plan and the 1997 Acquisition Stock Plan have been filed with the Securities and Exchange Commission as Edgar Annexes A and B, respectively, with this Proxy Statement.

                             CERTAIN TRANSACTIONS

  The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals for certain liabilities to which they may be subject as a result of their affiliation with the Company, to the fullest extent allowed by Delaware law.

  The Company has entered into Management Continuity Agreements with Robert Shaw, Tobin Corey, Carolyn Aver, Sheldon Laube, Joe Firmage, Kurt Garbe and Bob Wise.

  In May 1998, the Company entered into a General Release Agreement with James Heffernan. Pursuant to the terms of the General Release Agreement, Mr. Heffernan shall receive an amount equal to his base salary of $200,000, payable semimonthly over the 12-month period beginning June 1, 1998. In addition, on Mr. Hefferman's termination date, the Company paid Mr. Heffernan $15,384, an amount equal to the value of his accrued and unused vacation.

  The Company has alto granted stock options to officers and directors during the fiscal year ended December 31, 1998, including 300,000 options to Carolyn Aver under the 1996 Equity Plan. See also "Additional Information Relating to Directors and Officers of the Company--Executive Compensation."

  In June 1998, the Company entered into a Services Agreement with World Economic Forum, a not-for-profit organization located in Switzerland ("WEF"), pursuant to which the Company has received approximately $3,600,000 from WEF in 1998 and $1,000,000 in the first quarter of 1999. The Company anticipates providing further services to WEF. Klaus Schwab is President to WEF.

  During 1998, the Company received approximately $300,000 from International Space Sciences Organization, Inc. ("ISSO"), a research and information dissemination organization for Web-related consulting, design and hosting services. Joseph Firmage, the former Chief Executive Officer and a former director of the Company, is the Chief Executive Officer and sole director of ISSO.

                         STOCK PRICE PERFORMANCE GRAPH

  Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the Nasdaq U.S. Index and the Hambrecht & Quist Technology Index for the period commencing December 5, 1997 (the date of the Company's initial public offering) and ending on December 31, 1998. The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

      COMPARISON OF CUMULATIVE TOTAL RETURN FROM 12/5/97 THROUGH 12/31/98
              USWEB CORPORATION, NASDAQ AND H&Q TECHNOLOGY INDEX
                     COMPARISON OF CUMULATIVE TOTAL RETURN

                  [STOCK PRICE PERFORMANCE GRAPH APPEARS HERE]

                                                                         H&Q
                                                                      Technology
                                                     USWB   Nasdaq US   Index
                                                   -------- --------- ----------
December 5, 1997.................................. $ 100.00 $ 100.00   $ 100.00
December 31, 1997................................. $ 125.00 $  96.00   $  93.00
December 31, 1998................................. $ 352.00 $ 135.00   $ 144.00

--------
(1) The graph assumes that $100 was invested on December 5, 1997 in the Company's Common Stock in each Index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.
(2) The Company operates on a 52-week fiscal year which ended on December 31, 1998.

  REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                 COMPENSATION

  Two non-employee members of the Company's Board of Directors, Robert Hoff and Gary Rieschel, served as the Compensation Committee of the Board during 1998. Mr. Hoff continues to serve and the Company intends to appoint an additional member of this committee no later than the first meeting of the Board of Directors following the Annual Meeting. The Compensation Committee reviews, recommends and approves changes to the Company's compensation policies and benefits programs, administers the Company's stock option plans, including approving stock option grants, and otherwise seeks to ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented.

Compensation Philosophy and Review

  The Company's compensation philosophy for executive officers serves two principal purposes: (i) to provide a total compensation package for officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company's business objectives and (ii) to link compensation directly to improvements in Company performance and increases in stockholder value as measured principally by the trading price of the Company's Common Stock.

  The 1998 compensation levels for the Company's executive officers generally were determined on an individual basis at the time of hiring. For this reason, the Compensation Committee has not undertaken a general assessment of executive compensation levels to date.

  In determining compensation levels for 1998, the Compensation Committee primarily relied upon publicly available compensation information and informal survey information obtained by management with respect to cash compensation and stock option grants to similarly situated officers of information technology companies of comparable size and market capitalization. The Compensation Committee did not determine it necessary to, and did not attempt to, specifically analyze compensation levels at companies included in the index under the caption, "Stock Price Performance Graph."

Elements of Executive Officer Compensation

  The Company's executive compensation consists primarily of salary, health insurance and similar benefits, and the award of stock options. The Company emphasizes the award of stock options and to date the Company has made only limited use of cash incentive bonuses. The Compensation Committee believes that in the highly competitive, emerging markets in which the Company operates, equity-based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and stockholder long-term interests.

  Officer Salaries. The Compensation Committee reviews each senior executive officer's salary annually. In determining the appropriate salary levels, the Compensation Committee considers, among other factors, the officer's scope of responsibility, prior experience, past accomplishments and data on prevailing compensation levels in relevant markets for executive talent. The salary for each of Mr. Firmage and Mr. Corey was increased from $200,000 to $225,000 for fiscal 1998.

  The Compensation Committee believes that the base salary levels of the executive officers other than the chief executive officer are at or below the median of base salary levels for comparable companies considered in the informal information reviewed by the Compensation Committee. The Compensation Committee believes this is appropriate in light of the Company's emphasis on long-term equity compensation. The salary and bonus levels for Robert Shaw, who was hired by the Company as chief executive officer in November 1998, were determined by the Compensation Committee to be reasonable based on his qualifications and the prevailing market for senior executives with experience in the Company's line of business.

  Stock Option Grants. As noted above, the Company has relied substantially on long-term equity compensation as the principal means of compensating and providing incentives for its executive officers. Options granted to executive officers become exercisable over time and are dependent on continuing employment or consulting relationships. Options are generally granted with a term of ten (10) years. It is the Company's practice to set option exercise prices at not less than 100% of fair market value on the date of grant. As a result, the value of the Company must increase before an optionee receives any financial benefit from the option. Due to the volatility of the Company's stock price, however, the Company, in a very limited number of situations, has agreed to grant options to a new hire at a certain price, which has become a below-market price by the actual date of grant. This was the case in the option granted to Robert Shaw. At the time of beginning efforts to recruit him as the Company's chief executive officer, the Company's common stock was trading at around $10 per share and the Company agreed to honor that amount as the exercise price of Mr. Shaw's option, although there was a dramatic increase in the Company's stock price by the time of his actual start date.

  In determining the size of the stock option grants, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, their expected future contributions, and the number of shares that continue to be subject to vesting under outstanding options. In addition, the Compensation Committee examines the level of equity incentives held by each officer relative to the other officers' equity positions and their tenure, responsibilities, experience, and value to the Company. At the time of his hiring as chief executive officer, the Company granted Mr. Shaw an option to purchase 1,200,000 shares of the Company's common stock, at an exercise price of $10 per share, as described above. Also during 1998, the Compensation Committee recommended grants to other executive officers of options to purchase an aggregate of 416,666 shares of the Company's common stock, all of which were made in connection with the hiring or promotion of new executive officers.

Policy on Deductibility of Compensation

  Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility by a corporation of compensation in excess of $1 million paid to any of its five (5) most highly compensated executive officers. However, compensation that qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by stockholders.

  The Compensation Committee does not presently expect total cash compensation payable for salaries to exceed the $1 million limit, although payments to the chief executive officer could exceed such amount depending on the amount of bonus paid, and a portion of such amounts may therefore not be tax deductible. Having considered the requirements of Section 162(m), the Compensation Committee believes that some of the stock option grants to date meet the requirement that such grants be "performance based" and are, therefore, exempt from the limitations on deductibility. Grants of options to Mr. Shaw are not expected to meet the requirements for deductibility under Section 162(m). The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company's cash compensation programs, but intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, the Company's compensation philosophy, and the Company's best interests.

                                          By the Compensation Committee of the
                                          Board of Directors,

                                          Robert Hoff
                                          Gary Rieschel

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten-percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the SEC. Such officers and ten-percent stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal 1998, all filing requirements pursuant to Section 16(a) were made by applicable officers, directors and ten-percent stockholders.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                               USWEB CORPORATION

                         1996 EQUITY COMPENSATION PLAN

              (As Amended and Restated Effective April 20, 1998)

  1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. The Plan also provides for automatic grants of Nonstatutory Stock Options to Outside Directors.

  2. Definitions. As used herein, the following definitions shall apply:

    (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

    (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

    (c) "Board" means the Board of Directors of the Company.

    (d) "Code" means the Internal Revenue Code of 1986, as amended.

    (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

    (f) "Common Stock" means the Common Stock of the Company.

    (g) "Company" means USWeb Corporation, a California corporation.

    (h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

    (i) "Director" means a member of the Board of Directors of the Company.

    (j) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

    (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

    (n) "Inside Director" means a Director who is an Employee.

    (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

    (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (q) "Option" means a stock option granted pursuant to the Plan.

    (r) "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

    (s) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

    (t) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

    (u) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

    (v) "Outside Director" means a Director who is not an Employee.

    (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (x) "Plan" means this 1996 Stock Plan.

    (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 12 below.

    (z) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

    (aa) "Service Provider" means an Employee, Director or Consultant.

    (bb) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 below.

    (cc) "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 12 below.

    (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 7,000,000 Shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan (beginning in 1998) equal to the lesser of (i) 400,000 Shares, (ii) four percent (4%) of the outstanding Shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized but unissued, or reacquired Common Stock.

  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

  4. Administration of the Plan.

    (a) Procedure.

      (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

      (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

      (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

      (iv) Grants to Outside Directors. All grants of Options to Outside Directors made pursuant to Section 13 of the Plan shall be automatic and nondiscretionary.

      (v) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

    (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

      (i) to determine the Fair Market Value;

      (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

      (iii) to determine the number of Shares to be covered by each such award granted hereunder;

      (iv) to approve forms of agreement for use under the Plan;

      (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

      (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 10(e) instead of Common Stock;

      (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

      (viii) to initiate an Option Exchange Program;

      (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

      (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

      (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

    (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

    5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    6. Limitations.

    (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

    (c) The following limitations shall apply to grants of Options:

      (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 Shares.

      (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 300,000 Shares which shall not count against the limit set forth in subsection
    (i) above.

      (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

      (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

    8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9. Option Exercise Price and Consideration.

    (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

      (i) In the case of an Incentive Stock Option

        (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

        (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

    (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    10. Exercise of Option.

    (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in
  Section 14 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    11. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Optionor Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

  12. Stock Purchase Rights.

    (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

    (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.

    (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

    (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in
  Section 14 of the Plan.

  13. Automatic Option Grants to Outside Directors. All grants of Options to Outside Directors pursuant to this Section shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

    (a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

    (b) No person shall have any discretion to select which Outside Directors shall be granted Options under this Section or to determine the number of Shares to be covered by such Options.

    (c) Each person who is or becomes an Outside Director following the completion of the Company's initial underwritten public offering, shall be automatically granted an Option to purchase 25,000 Shares (the "First Option") on the later of the following dates: (A) November 30, 1997, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option; provided further, that an Outside Director who, on January 1, 1998, is a partner or member of any venture capital firm (or similar organization) which owns securities of the Company having more than four percent (4%) of the total voting power of the Company shall not be granted the First Option.

    (d) Each Outside Director shall be automatically granted an Option to purchase 7,000 Shares (a "Subsequent Option") on the date of his or her reelection at the Company's annual meeting of the stockholders each year; provided he or she is then an Outside Director and, if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

    (e) Notwithstanding the provisions of subsections (c) and (d) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 20 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 20 hereof.

    (f) The terms of a First Option granted pursuant to this Section shall be as follows:

      (i) the term of the First Option shall be ten (10) years.

      (ii) the First Option shall be exercisable only while the Outside Director remains a Director of the Company.

      (iii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

      (iv) subject to Section 14 hereof, the First Option shall vest and become exercisable as to 1/48 of the Shares subject to the First Option each month, such that all Shares subject to the First Option shall be vested and exercisable four (4) years from the date of grant of the First Option, provided that the Optionee continues to serve as a Director on such dates.

    (g) The terms of Subsequent Options granted pursuant to this Section shall be as follows:

      (i) the term of the Subsequent Option shall be ten (10) years.

      (ii) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company.

      (iii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

      (iv) subject to Section 14 hereof, the Subsequent Option shall vest and become exercisable as to 1/12 of the Shares subject to the Subsequent Option each month, such that all Shares subject to the Subsequent Option shall be vested and exercisable one (1) year after the date of grant of the Subsequent Option, provided that the Optionee continues to serve as a Director on such dates.

  14. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

    (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

    (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

    (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  15. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

  16. Amendment and Termination of the Plan.

    (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

    (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

    (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

  17. Conditions Upon Issuance of Shares.

    (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

  18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  19. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  20. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

                               USWEB CORPORATION

                      1997 ACQUISITION STOCK OPTION PLAN

                (As Amended and Restated Effective April 1998)

  1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

  2. Definitions. As used herein, the following definitions shall apply:

    (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

    (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

    (c) "Board" means the Board of Directors of the Company.

    (d) "Code" means the Internal Revenue Code of 1986, as amended.

    (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

    (f) "Common Stock" means the Common Stock of the Company.

    (g) "Company" means USWeb Corporation, a Delaware corporation.

    (h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

    (i) "Director" means a member of the Board of Directors of the Company.

    (j) "Disability" means total and permanent disability as defined in
  Section 22(e)(3) of the Code.

    (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

    (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

    (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

    (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (q) "Option" means a stock option granted pursuant to the Plan.

    (r) "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

    (s) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

    (t) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

    (u) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

    (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (w) "Plan" means this 1997 Acquisition Stock Option Plan.

    (x) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 12 below.

    (y) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

    (z) "Service Provider" means an Employee, Director or Consultant.

    (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 below.

    (bb) "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 12 below.

    (cc) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 20,000,000 Shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan (beginning in 1998) equal to the lesser of (i) 400,000 Shares, (ii) four percent (4%) of the outstanding Shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

  If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

  4. Administration of the Plan.

    (a) Procedure.

      (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

      (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

      (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

      (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

    (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

      (i) to determine the Fair Market Value;

      (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

      (iii) to determine the number of Shares to be covered by each such award granted hereunder;

      (iv) to approve forms of agreement for use under the Plan;

      (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

      (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

      (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

      (viii) to initiate an Option Exchange Program;

      (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

      (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The

    Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

    (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

    (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

  5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

  6. Limitations.

    (a) $100,000 Rule. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    (b) No Right to Continuing Employment. Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

    (c) Share Limitations. The following limitations shall apply to grants of
  Options:

      (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 Shares.

      (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 2,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

      (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

      (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

  7. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

  8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

  9. Option Exercise Price and Consideration.

    (a) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

      (i) In the case of an Incentive Stock Option

        (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

        (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

    (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

    (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which
  (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or
  (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

  10. Exercise of Option.

    (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The

  Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

    (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

  11. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

  12. Stock Purchase Rights.

    (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

    (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

    (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

    (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in
  Section 13 of the Plan.

  13. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

    (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

    (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

    (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  14. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

  15. Amendment and Termination of the Plan.

    (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

    (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

    (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

  16. Conditions Upon Issuance of Shares.

    (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

  17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  18. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  19. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

--------------------------------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               USWEB CORPORATION

                      1999 ANNUAL MEETING OF STOCKHOLDERS

                                    PR0XY

                                 June 9, 1999


   The undersigned stockholder of USWeb Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 9, 1999, and hereby appoints Robert Shaw and Carolyn Aver, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of USWeb Corporation, to be held on Wednesday, June 9, 1999, at 9:00 a.m., Western Daylight Savings Time, at the Company's offices at 2880 Lakeside Drive, Santa Clara, California 95054 and at any continuation(s) or adjournment(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.

   THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE ELECTION OF DIRECTORS, (2) FOR THE AMENDMENT TO THE COMPANY'S 1996 EQUITY COMPENSATION PLAN, (3) FOR THE AMENDMENT TO THE COMPANY'S 1997 ACQUISITION STOCK OPTION PLAN, (4) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS AND (5) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

________________________________________________________________________________
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON THE REVERSE SIDE

                                    (Continued and to be signed on reverse side)


                             (FOLD AND DETACH HERE)

                                [LOGO OF USWEB]

                         ANNUAL MEETING OF STOCKHOLDERS


                            Wednesday, June 9, 1999
                                   9:00 a.m.

                                   USWeb/CKS
                              2880 Lakeside Drive
                         Santa Clara, California 95054

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH OF THE FOLLOWING PROPOSALS.

                                  Please Mark              [X]
                                  your votes as
                                  indicated in
                                  this example

                                  FOR all nominees                 WITHHOLD
                                  listed (except as for all
                                  indicated) nominees

1. ELECTION OF DIRECTORS            [_]                               [_]


IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

Tobin Corey, Robert Hoff, Mark Kvamme, Joseph Marengi, Klaus Schwab, Peter Sealey and Robert Shaw


2.  Proposal to approve an Amendment to the Company's 1996 Equity               FOR     AGAINST     ABSTAIN
    Compensation Plan to increase the number of shares of Common Stock          [_]       [_]         [_]
    authorized for issuance thereunder by 7,500,000 shares.

3.  Proposal to approve an Amendment to the Company's 1997 Acquisition          FOR     AGAINST     ABSTAIN
    Stock Option Plan to increase the number of shares of Common Stock          [_]       [_]         [_]
    authorized for issuance thereunder by 5,000,000.

4.  Proposal to ratify the appointment of PricewaterhouseCoopers LLP            FOR     AGAINST     ABSTAIN
    as independent accountants for the Company for Fiscal 1999.                 [_]       [_]         [_]

5.  The proxies are authorized to vote in their discretion upon such            FOR     AGAINST     ABSTAIN
    other business as may properly come before the meeting.                     [_]       [_]         [_]

                        I PLAN TO ATTEND THE MEETING

                        COMMENTS/ADDRESS CHANGE
                        Please mark this if you have
                        written comments/address on
                        the reverse side

Signature__________________ Signature___________________ Date_________________
(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

________________________________________________________________________________
                             (FOLD AND DETACH HERE)